UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2023

FLORA GROWTH CORP.
(Exact name of registrant as specified in its charter)

Ontario	001-40397	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3406 SW 26th Terrace, Suite C-1
 Fort Lauderdale, Florida, United States 33132
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (954) 842-4989

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, no par value	FLGC	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On November 1, 2023 Flora Growth Corp., a corporation organized under the laws of the Province of Ontario ("Flora" or the "Company"), completed the previously disclosed sale of its shares in Flora Growth Corp Colombia S.A.S., Flora Lab S.A.S., Flora Med S.A.S., Cosechemos Ya S.A.S., Kasa Wholefoods Company S.A.S. and other related Flora assets related to its Colombian operations (the "Sale") pursuant to a Share Purchase Agreement, as amended (the "Share Purchase Agreement"), by and between Flora and Lisan Farma Colombia LLC ("Lisan"), a Delaware limited liability company.

The principal assets underlying the Sale relate to Flora's Colombian operations and include:

  the Company's right to the existing lease for the 361-acre Cosechemos farm located in Giron, Colombia, including 249-licensed acres for high-THC and high-CBD cultivation, a processing facility, equipment, appurtenant structures and cannabis inventory;
  equipment, licenses and contracts relating to Flora Lab 2 located in Bogota, Colombia, which is designed to formulate over the counter (OTC) phytotherapeutics, cosmetics and nutraceuticals;
  equipment, licenses and certifications relating to Flora Lab 4 located in Bogota, Colombia, which is designed to produce custom cannabis formulations; and
  all inventory and accounts receivable relating to Flora's food and beverage business and Flora Labs S.A.S.

Pursuant to the terms of the Share Purchase Agreement, all assets underlying the Sale were transferred to Lisan on an "as is where is" basis.

The foregoing descriptions of the Share Purchase Agreement are only summaries and are qualified in their entirety by reference to the full text of the Share Purchase Agreement and Amendment No. 1, which are filed as Exhibits 10.1 and 10.2, respectively, to the Company's Current Report on Form 8-K filed with the United States Securities and Exchange Commission on July 11, 2023 and incorporated by reference in this Item 2.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLORA GROWTH CORP.

Date: November 3, 2023	By:	/s/ Clifford Starke
	Name:	Clifford Starke
	Title:	Chief Executive Officer